Supplement to the Fidelity® International Small Cap Fund September 4, 2002 Prospectus

The following information updates the similar information on the cover of the prospectus:

Fidelity® International Small Cap Fund

(fund number 818, trading symbol FISMX)

The following information replaces the third paragraph found under the "Principal Investment Strategies" heading in the "Investment Summary" section on page 3.

  Normally investing at least 80% of assets in securities of companies with small market capitalizations (which, for purposes of this fund, are those with market capitalizations of $5 billion or less).

The following information replaces the similar information found in the "Fee Table" section on page 4:

B Effective September 20, 2002, FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.80%. This arrangement may be discontinued by FMR at any time.

The following information replaces the second paragraph found under the "Principal Investment Strategies" heading in the "Investment Details" section on page 5.

FMR normally invests at least 80% of the fund's assets in securities of companies with small market capitalizations. Although a universal definition of small market capitalization companies does not exist, for purposes of this fund, FMR generally defines small market capitalization companies as those with market capitalizations of $5 billion or less. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. Companies whose capitalization is above this level after purchase continue to have a small market capitalization for purposes of the 80% policy. FMR normally invests the fund's assets primarily in common stocks.

ISC-03-02 March 18, 2003
1.778063.103

The following information replaces similar information found in the "Buying and Selling Shares" section on page 11.

Fund Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500
Through regular investment plans in Fidelity Traditional IRA, Roth IRA, and Rollover IRAsA	$200
Subsequent Purchase	$250
Through regular investment plans	$100
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500.

The following information replaces similar information found in the "Buying and Selling Shares" section on page 12.

  If you are selling some but not all of your shares, keep your fund balance above $2,000 to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), except fund positions not subject to balance minimums.

The following information replaces similar information found in the "Features and Policies" section on page 15.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), for any reason, including solely due to declines in a fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.